                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: October 29, 2001
                                                ----------------

                          FRANKLIN LAKE RESOURCES INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

NEVADA                     0-21812                  APPLIED  FOR
-------                    -------                  ------------
(State  of               (Commission File          IRS
  Incorporation)             File Number)          Identification #)


               172 STARLITE STREET, SOUTH SAN FRANCISCO, CA 94080
               --------------------------------------------------
                     (Address of Principal Executive Offices)

                                 (650) 588-0425
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                              NAXOS RESOURCES LTD.
                     --------------------------------------
                                  (Former name)


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

On October 15, 2001, Naxos Resources Ltd., incorporated under the Canadian Business Corporations Act, held a Special Meeting of Stockholders. At this meeting, the stockholders voted to (1) move the Company's domicile from Canada to Nevada, (2) consolidate the 36,493,330 common shares of the Company under a REVERSE SPLIT OF STOCK at a rate of 1 share of new common stock for every 10 shares of issued stock, effectively reducing the issued and outstanding common stock to 3,649,333 common shares, and (3) change the name of the Company from "Naxos Resources Ltd." to "Franklin Lake Resources Inc." The proxy for this meeting, as well as the results of the meeting, were filed with the Canadian securities regulatory authority.

On October 29, 2001, a Corporate Charter was issued by the Secretary of State of Nevada for Franklin Lake Resources Inc. At that time, a certificate was also issued in which the Secretary of State of Nevada approved the Company's petition for the change in domicile from Canada to Nevada. The Company also prepared a petition to be filed with the Corporate Directorate of Industry Canada in order to receive a Certificate of Discontinuance. This Certificate, if approved, will be dated retroactively to October 29, 2001.

Previously the Company filed with the U.S. Securities and Exchange Commission an Annual Report for the fiscal year ended October 31, 2000. This report was filed on Form 20-F. The Company has filed its annual and quarterly reports with the appropriate Canadian securities regulatory agency. Upon a change in domicile from Canada to the United States, the Company will no longer be considered a non-U.S. issuer. As a Nevada Corporation, the Company will be subject to additional reporting requirements of the Securities Exchange Act of 1934. The Company intends to file such reports with the U.S. Securities and Exchange Commission in the future.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

(a)     Financial  statements

     None

(b)     Exhibits.

     None


ITEM  8.     CHANGE  IN  FISCAL  YEAR

     None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN  LAKE  RESOURCES  INC.

By:
Date:  November  5,  2001          /s/ Father Gregory Ofiesh
                                   -------------------------
                                   Father  Gregory  Ofiesh
                                   President,  Secretary  &  Director





                                    3